Exhibit 32

Certification Furnished
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of First Regional Bancorp (the “Company”) on Form 10-Q for the period ending June 30, 2007, as filed with the Securities and Exchange Commission on August 8, 2007, and amended by this Form 10-Q/A (the “Report”), we certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007	/s/ JACK A. SWEENEY
Jack A. Sweeney
Chairman of the Board
and Chief Executive Officer

Date: August 14, 2007	/s/ THOMAS MCCULLOUGH
Thomas McCullough
Corporate Secretary

Date: August 14, 2007	/s/ ELIZABETH THOMPSON
Elizabeth Thompson
Chief Financial Officer